September 7, 2018

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:         Massachusetts Mutual Variable Annuity Separate Account 1

File No. 811-03200, CIK 0000353445

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2018 semiannual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2018 semiannual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
MML Series Investment Fund II	0001317146
Oppenheimer Variable Account Funds	0000752737

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis

Vice President & Senior Counsel

Massachusetts Mutual Life Insurance Company